FS Investment Corporation III 8-K

Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of January 12, 2017 (this “Amendment”), among Dunlap Funding LLC, a Delaware limited liability company (the “Borrower”), Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”) and Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”).

WHEREAS, the Borrower, the Collateral Agent, each Lender party thereto and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of December 2, 2014 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Administrative Agent, the Lenders and the Collateral Agent have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions

SECTION 1.1.

Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II
Amendments

SECTION 2.1.

Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a)

by deleting the definition of “Facility Amount” in its entirety and inserting the following in lieu thereof:

“Facility Amount” means (a) prior to the end of the Revolving Period, $350,000,000, unless this amount is permanently (x) increased pursuant to Section 2.8 and/or (y) reduced pursuant to Section 2.5, in which event it means such higher or lower amount, as applicable, and (b) after the end of the Revolving Period, the Advances outstanding.

(b)

by deleting the information for Dunlap Funding LLC in Annex A in its entirety and inserting the following in lieu thereof:

“DUNLAP FUNDING LLC

c/o FS Investment Corporation III

201 Rouse Boulevard

Philadelphia, PA 19112

Attention: Gerald F. Stahlecker, Executive Vice President

Telephone: (215) 495-1169

Facsimile: (215) 222-4649

Email: credit.notices@fsinvestments.com”

(c)

by adding the following new Section 1.2(j):

“For all purposes under this Agreement, each reference to Note shall mean either (i) the Note delivered by the Borrower to the requesting Lender Group or (ii) if any Lender Group does not request a Note, then it shall mean the outstanding Class A-1 Commitment or Class A-2 Commitment, as applicable, of such Lender Group.”

(d)

by deleting Annex B in its entirety and inserting the following in lieu thereof:

Lender	Class A-1 Commitment	Class A-2 Commitment
Deutsche Bank AG, New York Branch	$275,000,000	$0
Pioneers Gate LLC	$0	$75,000,000

ARTICLE III
Conditions to Effectiveness

SECTION 3.1.

This Amendment shall become effective as of the date first written above upon:

(a)

the execution and delivery of this Amendment by each party hereto;

(b)

the Administrative Agent shall have received certified copies of the resolutions of the board of managers (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer;

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(c)

the Administrative Agent shall have received the executed legal opinion of Dechert LLP, counsel to the Borrower, in form and substance acceptable to the Administrative Agent in its reasonable discretion; and

(d)

all fees (including reasonable fees and out-of-pocket, documented expenses of counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full.

ARTICLE IV
Representations and Warranties

SECTION 4.1.

The Borrower hereby represents and warrants to the Administrative Agent that, as of the date first written above, (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V
Miscellaneous

SECTION 5.1.

Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.

Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.

Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 5.4.

Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.

Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DUNLAP FUNDING LLC, as Borrower

By:	/s/ Edward Gallivan, Jr.
Name: Edward Gallivan, Jr.
Title: Chief Financial Officer

[Seventh Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Vice President

[Seventh Amendment to LFSA]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian

By:	/s/ Tammy Bliek
Name: Tammy Bliek
Title: Vice President

[Seventh Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Vice President

[Seventh Amendment to LFSA]

PIONEERS GATE LLC, as a Lender

By: 20 Gates Management LLC, its Managing Agent

By:	/s/ Mark Golombeck
Name: Mark Golombeck
Title: Managing Director

[Seventh Amendment to LFSA]